                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON,  D. C.  20549

                           __________________________


                                   FORM  8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                           _________________________


      Date of Report (Date of  earliest event reported) : August 15, 2003


                         MERRILL LYNCH DEPOSITOR, INC.
                    (on behalf of PPLUS  TRUST SERIES GSG-2)
             (Exact name of registrant as specified in its charter)

        Delaware               333-88166-07             13-3891329
        (State or other        (Commission          (I.R.S. Employer
        jurisdiction  of       File Number)          Identification No.)
        incorporation)

        World Financial Center,                             10080
         New York,  New York                              (Zip Code)
        (Address of principal
          executive offices)

                           __________________________

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


Item 1.        Changes in Control of Registrant

               Not Applicable

Item 2.        Acquisition of Disposition of Assets

               Not Applicable

Item 3.        Bankruptcy or Receivership

               Not Applicable

Item 4.        Changes in Registrant's Certifying Accountant

               Not Applicable
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Item 5.        Other Events

               99.1 Distribution to holders of the PPLUS Trust Series GSG-2 on August 15, 2003.

Item 6.        Resignation of Registrant's Directors

               Not Applicable

Item 7.        Financial Statements and Exhibits

               (a)   Financial statements of business acquired.

                     Not applicable

               (b)   Pro forma financial information.

                     Not applicable.

               (c)   Exhibits.

                     99.1 Trustee's report in respect of the August 15, 2003 distribution to holders of the PPLUS Trust Series GSG-2.

Item 8.        Change in Fiscal Year

               Not Applicable.

Item 9.              Sales of Equity Securities Pursuant to Regulation S

               Not Applicable

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           MERRILL LYNCH DEPOSITOR, INC.


Date:  8/25/03                             By:   /s/ Barry N. Finkelstein
                                                 -----------------------------
                                                 Name:    Barry N. Finkelstein
                                                 Title:   President



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                              EXHIBIT INDEX


               99.1 Trustee's report in respect of the August 15, 2003 distribution to holders of the PPLUS Trust Series GSG-2.